6.
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                               WARRANT TO PURCHASE
                       COMMON STOCK OF IQ BIOMETRIX, INC.

Warrant Holder:                 Forte Capital Partners, LLC
Number of Shares:               50,000
Class of Stock:                 Common Stock
Initial Exercise Price:         $0.50 per share
Issue Date:                     August 17, 2004
Expiration Date:                August 17, 2009


      In connection with the Secured Convertible Promissory Note (the "NOTE") by the Investors (the "HOLDER") listed on Exhibit A of the Note dated July 26, 2004, as updated August 17, 2004, the Company hereby grants Holder the right to purchase from the Company, shares of the Company's Common Stock (the "COMMON STOCK") according to the price, terms and conditions described herein.

      1. TERM. This Warrant, with respect to any shares of Common Stock, shall terminate five (5) years from the date of issuance. The purchase price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided below.

      2. AMOUNT AND EXERCISE PRICE. Holder will be entitled to purchase fifty thousand (50,000) shares of Common Stock. The exercise price per share for the shares of Common Stock purchased upon exercise of this Warrant ("EXERCISE PRICE") shall be $0.50.

      3. ADJUSTMENTS TO WARRANT. The purchase price and the number of shares for which this Warrant is exercisable shall be subject to proportional adjustment for stock splits, stock dividends, or similar events and shall be increased or decreased accordingly.

      4. EXERCISE OF WARRANT.

      (A) CASH EXERCISE. Upon delivery at the principal office of the Company, or at such other address as the Company may designate by notice in writing to the Holder, of: (i) this Warrant; (ii) a duly executed Notice of Exercise form in the form attached hereto as Exhibit A; and (iii) payment in full in lawful money of the United States (by check payable to the order of the Company) of the Exercise Price times the number of shares being purchased, the Holder will be entitled to receive a certificate or certificates for the shares purchased. Such shares will be validly issued, fully paid and non-assessable. This Warrant will be deemed to have been exercised immediately prior to the close of business on the day of such delivery, and the Holder will be deemed the holder of record of the shares issuable upon such exercise at such time. This Warrant may be exercised in whole or in part. Notwithstanding any provision hereof to the contrary, this Warrant may be exercised only if the person exercising the Warrant makes as of the date of exercise the representations referred to in Exhibit A.

      (B) NET EXERCISE. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                                   X = Y (A-B)
                                                            A

Where:
X = the number of shares of Common Stock to be issued to the Holder
Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)
A = the fair market value of one share of the Common Stock (at the date of such calculation)
B = Exercise Price (as adjusted to the date of such calculation)

      For purposes of the above calculation, the fair market value of one share of Common Stock shall be determined by the Company's Board of Directors in good faith. If, on the expiration date of this Warrant, the Holder fails to validly effect a cash exercise pursuant to paragraph 4(a), the Holder will be deemed to have elected a net exercise pursuant to this paragraph 4(b).

      5. OTHER NOTICES. In case at any time during the period the Holder may exercise the Warrants hereunder the Company either: (i) declares any dividend upon its Common Stock or makes any other distribution to the holders of the Common Stock; or (ii) offers pro rata to the holders of the Common Stock any additional securities or rights to acquire securities, then the Company will give notice thereof to the Holder at least twenty (20) days before the date on which the books of the Company will close or the record date for such dividend or offer, which notice will specify the date on which the holders of Common Stock will be entitled to such dividend or to receive such securities or rights. In addition, if any time during such exercise period the Company is required to give notice to the holders of the Common Stock as to any capital reorganization or reclassification of the Company's capital stock, any consolidation or merger of the Company with or into another entity or entities or the sale of all or substantially all the Company's assets to another entity or entities, then the Company will provide a similar notice to the Holder within the time required for the notice to the holders of the Common Stock.

      6. RESERVE OF COMMON STOCK. The Company will at all times keep reserved a sufficient number of authorized shares of Common Stock, and will make appropriate provision for their issuance, to provide for the exercise of this Warrant in full.

      7. TRANSFER. This Warrant will be transferable by the Holder in whole or in part and only upon compliance with the restrictions upon, and requirements for, any such transfer imposed by applicable federal or state securities laws, including, but not limited to those referred to in Section 9. It will be a further condition to any transfer of this Warrant that the transferee will execute and deliver to the Company appropriate documentation whereby the transferee adopts the warranties and representations made by the Holder in this warrant.

      8. REPRESENTATIONS AND WARRANTIES. The Holder represents and warrants that:

            (A) This Warrant has been acquired by the Holder, and upon exercise or conversion of the Warrant the shares of capital stock issued upon such exercise or conversion will be acquired by the Holder, for investment and not with a view to the sale or other distribution thereof within the meaning of the Act. The Holder has no present intention of selling or otherwise disposing of all or any portion of the Warrant or such shares (the Warrant and such shares are referred to herein as the "RESTRICTED SECURITIES").

            (B)  The  Holder  has  acquired  or  will  acquire  the   Restricted
Securities for the Holder's own account and no one else has any beneficial ownership in the Restricted Securities.

            (C) The Holder has conducted its own due diligence review of the Company's business, and has had access to all information regarding the Company, its present and prospective business, assets, liabilities and financial condition that the Holder considers important to making the decision to invest in the Restricted Securities. The Holder has had ample opportunity to ask questions of and receive answers from the Company's representatives concerning this investment and to obtain any and all documents requested in order to supplement or verify any of the information supplied.


            (D) The Holder recognizes that the investment in the Restricted Securities involves special and substantial risks. The Holder recognizes: (i) the highly speculative nature of the investment; (ii) the financial hazards involved; (iii) the lack of liquidity of the Restricted Securities and the restrictions upon transferability thereof; (iv) the qualifications and backgrounds of the principals of the Company; and (v) the tax consequences of investment in Restricted Securities, among other matters.

            (E) The Holder is capable of evaluating the merits and risks of an investment in the Restricted Securities and is financially capable of bearing a total loss of this investment.

            (F) The Holder either: (i) has a preexisting personal or business relationship with the Company or its principals; or (ii) by reason of the Holder's business or financial experience, has the capacity to protect the Holder's own interests in connection with this transaction.

            (G) The offer and sale of the Restricted Securities was not accomplished by the publication of any advertisement.

            (H) The address listed on this Warrant is the true and correct address of the Holder.

      9. RESTRICTIONS ON TRANSFER. The Holder understands that:

            (A) In reliance upon the representations and warranties set forth herein, the Restricted Securities have not been registered with the Securities and Exchange Commission (the "SEC"), and accordingly may not be offered, sold or otherwise transferred except in compliance with the Act.

            (B) The Holder must bear the economic risk of the Holder's investment in the Restricted Securities indefinitely unless the Restricted Securities are registered pursuant to the Act or, in the opinion of counsel in form and substance satisfactory to the Company, an exemption from the registration requirement is available.

            (C) The Holder cannot be assured that any exemption from the registration requirement will be available should the Holder desire to transfer the Restricted Securities, and, therefore, the Holder may not be able to dispose of or otherwise transfer the Restricted Securities, under the circumstances, in the amounts, or at the time proposed by the Holder.

            (D) Rule 144 promulgated under the Act, which provides for certain limited, routine sales of unregistered securities, is not presently available with respect to the Restricted Securities, and the Company is under no obligation to furnish the information that might be necessary to enable the Holder to sell any of the Restricted Securities under Rule 144.

            (E) Only the Company may file a registration statement with the SEC and the Company is under no obligation to do so with respect to the Restricted Securities, nor does it have any obligation to file any other disclosure statement with the SEC with respect thereto.

      10. LEGEND AND STOP-TRANSFER ORDERS. The Holder understands that certificates or other instruments representing any of the Restricted Securities acquired by the Holder will bear a legend substantially similar to the following, in addition to any other legends required by federal or state laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

         The Holder agrees that, in order to ensure and enforce compliance with the restrictions imposed by applicable law and those referred to in the foregoing legend, or elsewhere herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, with respect to any certificate or other instrument representing Restricted Securities, or if the Company transfers its own securities, that it may make appropriate notation to the same effect in the Company's records.

      11. NO RIGHTS OR LIABILITIES AS SHAREHOLDER. This Warrant does not by itself entitle the Holder to any voting rights or other rights as a shareholder of the Company. In the absence of the purchase of shares of capital stock of the Company by the Holder upon exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder, will cause such Holder to be a shareholder of the Company for any purpose.

      12. NOTICES. All notices provided for hereunder will be in writing and will be given by hand delivery or will be sent by first-class mail, telex or telecopier addressed as follows:

            (A) If to the Company, at the Company's then address or telecopier number, with a copy to White & Lee LLP, Attn: Paul A. Leboffe, Esq., 545 Middlefield Road, Suite 250, Menlo Park, CA 94025.


            (B) If to the Holder, at the address listed below or to such other address as the party receiving the notice will have given notice in accordance with this Section 12. Any notice will be deemed given: if delivered by hand, when delivered; if mailed, three business days after being sent by a nationally recognized overnight delivery service or first-class mail postage prepaid, addressed as indicated above; or if telexed or telecopied, when receipt thereof is acknowledged.

      13. AMENDMENT. This Warrant may not be amended or waived except by a writing executed by both parties.

      14. COUNTERPARTS. This Warrant may be executed in separate counterparts, and both counterparts together will constitute a single original.

      15. HEADINGS. The headings in this Warrant are for purposes of convenience in reference only, and will not be deemed to constitute a part hereof.

      16. LAW GOVERNING. This Warrant will be construed and enforced in accordance with, and governed by, the internal laws of the State of California, excluding that body of law applicable to conflicts of laws.

                            [signature page follows]

      IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be executed as of August 17, 2004.


                                                IQ BIOMETRIX, INC.



                                                By:
                                                      --------------------------
                                                Name: Michael P Walsh
                                                      --------------------------
                                                Title:   CFO
                                                      --------------------------

ACKNOWLEDGED, AGREED AND ACCEPTED:

By:
   -----------------------------------------

Name: Daniel McKelvey, Managing Partner Forte Capital Partners, LLC
      -------------------------------------------------------------

                                    EXHIBIT A

                               NOTICE OF EXERCISE

TO:    IQ BIOMETRIX, INC.

      (1) _____ The undersigned hereby elects to purchase ______________ shares of Common Stock of IQ BIOMETRIX, INC. (the "COMPANY") pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

         OR

      _____ The undersigned hereby elects to purchase ______________ shares of Common Stock of the Company pursuant to the terms of the net exercise provisions set forth in Section 4 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

      (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

------------------------
(Name)

------------------------

------------------------
(Address)

      The representation and warranties of the undersigned contained in Section 8 of the Warrant continue to be true and correct on the date hereof. The undersigned acknowledges and consents to the restrictions on transfer and other provisions contained in Section 9 of the Warrant.

Dated:
         -----------------------------------

---------------------------------
(Signature of Registered Holder)

---------------------------------
(Please Print Name)

---------------------------------
(Street Address)

---------------------------------
(City) (State) (Zip Code)